                                                         Exhibit 99.1


                                  CONFIDENTIAL






                  Maidenform Worldwide, Inc. and Subsidiaries






                      October Financial Reporting Package

                    October 1997 Financial Reporting Package

                                    Contents


Schedule                                                          Page
--------                                                         -----
October 1997 Month
      - Income Statement.................................           1
      - Balance Sheet....................................           2
      - Cash Flow Statement..............................           3

Second Half to Date, 1997
      - Income Statement.................................           4
      - Cash Flow Statement..............................           5



    For use by the office of the U.S. Trustee

                  Maidenform Worldwide, Inc. and Subsidiaries

                      October 1997 Month Income Statement

                                 (in thousands)

                                                                                                          Actual
                                                                                                         ---------
Net sales..............................................................................................  $  15,407
Cost of sales..........................................................................................     12,386
                                                                                                         ---------
Gross profit...........................................................................................      3,021
   %...................................................................................................       19.6%

Operating expenses
    Design.............................................................................................        293
    G&A................................................................................................        781
    Advertising........................................................................................        782
    Selling............................................................................................      2,990
    Distribution.......................................................................................      1,151
                                                                                                         ---------
    Total..............................................................................................      5,997
                                                                                                         ---------
Loss before interest and taxes (EBIT)..................................................................     (2,976)

Interest...............................................................................................       (372)
Interest--Pre Petition.................................................................................     --
Reorganization cost....................................................................................       (546)
Other..................................................................................................       (121)
                                                                                                         ---------
Pretax loss............................................................................................     (4,015)

Taxes..................................................................................................         30
                                                                                                         ---------
NET LOSS...............................................................................................  $  (4,045)
                                                                                                         ---------
                                                                                                         ---------


                                      (1)

                  Maidenform Worldwide, Inc. and Subsidiaries

                    Balance Sheets for the Periods Indicated

                                 (in thousands)

                                                                                                      OCTOBER 1997
                                                                                                      ------------
                                                                                                         Actual
                                                                                                      ------------
ASSETS

Current assets

    Cash............................................................................................   $    8,736

    Accounts receivable.............................................................................       23,185

    Inventories.....................................................................................       79,333

    Other current assets............................................................................       10,024
                                                                                                      ------------
        Total current assets........................................................................      121,278

Property, plant & equipment, net....................................................................       41,497

Other assets........................................................................................       49,622
                                                                                                      ------------
    Total assets....................................................................................   $  212,397
                                                                                                      ------------
                                                                                                      ------------
LIABILITIES

Current liabilities

    Liabilites Not Subject to Compromise

    Current Liabilities:

    Accounts payable................................................................................        7,407

    Accrued expenses................................................................................       19,094

    1997 Restructuring reserve......................................................................       19,710

    Revolver........................................................................................       --
                                                                                                      ------------
        Total current liabilities...................................................................       47,021

Liabilites Subject to Compromise....................................................................      242,102

Other Liabilities...................................................................................        2,407
                                                                                                      ------------
Total liabilities...................................................................................      291,530
                                                                                                      ------------
EQUITY

Stock...............................................................................................            5

Paid in capital.....................................................................................       40,899

Retained earnings (deficit).........................................................................      (18,848)

Year to date income (loss)..........................................................................      (99,112)

Minimum pension liability adj.......................................................................       (2,077)
                                                                                                      ------------
Total equity (deficit)..............................................................................      (79,133)
                                                                                                      ------------
        Total liabilities and equity................................................................   $  212,397
                                                                                                      ------------
                                                                                                      ------------

                                      (2)

                   Maidenform Worldwide, Inc. & Subsidiaries

                   October 1997 Month Statement of Cash Flows

                                 (in thousands)

                                                                                                           Actual
                                                                                                          ---------
Operating Activities

Net loss................................................................................................  $  (4,045)

Adjustments to reconcile net loss to net cash provided by (used in) operating activities:

    Depreciation and amortization.......................................................................        629

    Pension expense.....................................................................................         41

    Minority interest in loss of subsidiary.............................................................        (18)

    Provisions for accounts receivable allowances.......................................................        323

    Changes in operating assets and liabilities:

    Decrease in accounts receivable.....................................................................      2,625

    Decrease (increase) in inventories..................................................................     (2,265)

    Increase in prepaid expenses and other assets.......................................................       (219)

    Increase in accounts payable, accrued expenses, taxes and sundry liabilities........................      4,421
                                                                                                          ---------
Net cash provided by (used in) operating activities.....................................................      1,492
                                                                                                          ---------
Investing activities

Additions to property, plant and equipment..............................................................        (10)
                                                                                                          ---------
Net cash used in investing activities...................................................................        (10)
                                                                                                          ---------
Financing activities

Net Borrowings under revolving credit loans.............................................................     --

Other...................................................................................................         87
                                                                                                          ---------
Net cash provided by financing activities...............................................................  $      87
                                                                                                          ---------
Increase in cash........................................................................................  $   1,569

Cash at beginning of period.............................................................................      7,167
                                                                                                          ---------
Cash at end of period...................................................................................  $   8,736
                                                                                                          ---------


                                      (3)

                  Maidenform Worldwide, Inc. and Subsidiaries

                   Second Half to Date, 1997 Income Statement

                                 (in thousands)

                               July--October 1997

                                                                                                          Actual
                                                                                                        ----------
Net sales.............................................................................................  $   75,039

Cost of sales.........................................................................................      57,947
                                                                                                        ----------
Gross profit..........................................................................................      17,092

  %...................................................................................................        22.8%

Operating expenses

    Design............................................................................................       1,357

    G&A...............................................................................................       4,578

    Advertising.......................................................................................       3,283

    Selling...........................................................................................      12,864

    Distribution......................................................................................       4,335
                                                                                                        ----------
    Total.............................................................................................      26,417
                                                                                                        ----------

Loss before interest and taxes (EBIT).................................................................      (9,325)

Interest..............................................................................................      (2,528)

Interest--Pre Petition................................................................................      --

Financing Fees........................................................................................      (1,000)

Reorganization cost...................................................................................      (2,916)

Other.................................................................................................        (234)
                                                                                                        ----------
Pretax loss...........................................................................................     (16,003)

Taxes.................................................................................................          73
                                                                                                        ----------
NET LOSS..............................................................................................  $  (16,076)
                                                                                                        ----------
                                                                                                        ----------
EBIT..................................................................................................      (9,325)

Depreciation..........................................................................................       2,191
                                                                                                        ----------
EBITDAR...............................................................................................  $   (7,134)
                                                                                                        ----------
                                                                                                        ----------
Per covenant..........................................................................................  $  (13,300)
                                                                                                        ----------
                                                                                                        ----------

                                      (4)

                   Maidenform Worldwide, Inc. & Subsidiaries

               Second Half to Date, 1997 Statement of Cash Flows

                                 (in thousands)

                               July--October 1997

                                                                                                          Actual
                                                                                                        ----------
Operating Activities

Net loss..............................................................................................  $  (16,076)

Adjustments to reconcile net loss to net cash provided by (used in) operating activities:

    Depreciation and amortization.....................................................................       2,598

    Pension expense...................................................................................         241

    Minority interest in loss of subsidiary...........................................................        (397)

    Payments made from unfunded retirement plan.......................................................         (71)

    Provision for restructuring.......................................................................          16

    Provisions for accounts receivable allowances.....................................................         359

    Changes in operating assets and liabilities:

    (Increase) decrease in accounts receivable........................................................        (847)

    Decrease (Increase) in inventories................................................................       5,695

    Increase in prepaid expenses and other assets.....................................................        (934)

    Increase in accounts payable, accrued expenses, taxes and sundry liabilities......................      12,744
                                                                                                        ----------
Net cash provided by (used in) operating activities...................................................       3,328
                                                                                                        ----------
Investing activities

Additions to property, plant and equipment............................................................         (73)
                                                                                                        ----------
Net cash used in investing activities.................................................................         (73)
                                                                                                        ----------
Financing activities

Net borrowings under revolving credit loans...........................................................       1,491

Other.................................................................................................        (160)
                                                                                                        ----------
Net cash provided by financing activities.............................................................  $    1,331
                                                                                                        ----------
Increase in cash......................................................................................  $    4,586

Cash at beginning of period...........................................................................       4,150
                                                                                                        ----------
Cash at end of period.................................................................................  $    8,736
                                                                                                        ----------
                                                                                                        ----------

                                      (5)